UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No.1

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): October 29, 2015

THE DIXIE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Tennessee	0-2585	62-0183370
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 Nowlin Lane - Suite 101, Chattanooga, Tennessee	37421
(Address of principal executive offices)	(zip code)

(423) 510-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Amendment No. 1 on Form 8-K/A is an amendment to the Current Report on Form 8-K of The Dixie Group, Inc. dated October 29, 2015, and is being filed to furnish the correct version of the Press Release issued by the Company on October 29, 2015. As originally filed the Press Release gave an incorrect time for the company’s earnings release conference call. The correct time for the conference call, as reflected in exhibit 99.1 to the amended Form 8- K, is 10:00a.m. EST, October 29, 2015. The earliest date of the event requiring the filing has also been corrected to October 29, 2015. No other changes were made to the original Form 8-K.

Item 2.02. Results of Operations and Financial Condition.
On October 29, 2015, The Dixie Group, Inc. issued a press release reporting results for the third quarter ended September 26, 2015.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
(99.1) Press Release, dated October 29, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2015	THE DIXIE GROUP, INC.

/s/ Jon A. Faulkner
Jon A. Faulkner
Chief Financial Officer